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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2001

                                 SUPERVALU INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        1-5418                41-0617000
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(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)        Identification No.)


       11840 Valley View Road
       Eden Prairie, Minnesota                                  55344
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(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (952) 828-4000
                                                           --------------


          (Former name or former address, if changed since last report)
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Item 5.  Other Events and Regulation FD Disclosure.
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         Reference is made to Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
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         (c)  Exhibits

              99.1   Press release, dated January 30, 2001.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 2, 2001

                                       SUPERVALU INC.


                                       By: /s/ Pamela K. Knous
                                           ----------------------------------
                                           Pamela K. Knous
                                           Executive Vice President,
                                             Chief Financial Officer
                                           (Authorized Officer of Registrant)
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                                  EXHIBIT INDEX

Exhibit           Description of Exhibit
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   99.1           Press release, dated January 30, 2001